Issued capital and reserves	9 Months Ended
Sep. 30, 2020
Share Capital, Reserves And Other Equity Interest [Abstract]
Issued capital and reserves	Issued capital and reserves
Authorized capital, in number of shares

Authorized capital includes all shares issued as well as all potential shares which may be issued upon exercise of stock options, founders warrants, other warrants, restricted share awards and conversion of convertible debt, or which the shareholders have otherwise authorized for specific capital increases. At December 31, 2019, authorized capital was 244,254,014 ordinary shares with a nominal value of €0.02 each. At September 30, 2020, the following resolutions for capital increases were approved by the shareholders in June 2020: authorized capital was 280,910,002 ordinary shares with a nominal value of €0.02 each. On November 29, 2019, the Company modified the ratio of shares to ADS from one ordinary share to four ordinary shares per ADS. This has been reflected in the ADS disclosures for all periods presented.
Shares issued and fully paid
At December 31, 2019, 95,587,146 ordinary shares were issued and outstanding, representing a nominal value of €1,912,000 ($2,403,000). At September 30, 2020, 121,248,638 ordinary shares were issued and outstanding, representing a nominal value of €2,425,000 ($2,962,000).
Capital transactions
On May 14, 2020, the Company increased its capital in connection with a public offering by issuing 22,330,096 ordinary shares (including 2,912,620 shares from the underwriters' over-allotment option) at $1.2875 per share. The total offering amounted to $28,749,999. Accordingly, issued capital in the Consolidated Statement of Financial Position was increased by $486,761 recorded in share capital and by $28,263,238 in share premium. Costs directly attributable to the equity transaction amounting to approximately $2.3 million were deducted from the share premium.
On April 2, 2020, the Company entered into a Shareholder Loan Agreement with Bpifrance Participations, providing for an unsecured shareholder loan in an aggregate principal amount of $2.2 million. The loan accrued interest at 4.0% per annum. On May 15, 2020, the Company completed a private placement of 428,869 ADSs to Bpifrance Participations at a price of $5.15 per ADS, which equaled the offering price to the public of ADSs sold in the underwritten public offering that closed on May 14, 2020. As a result of the issuance of ADSs to BPI in the private placement, the loan from BPI pursuant to the Shareholder Loan Agreement between the Company and BPI was discharged and issued capital in the Consolidated Statement of Financial Position was increased by $37,253 recorded in share capital and by $2,073,689 recorded in share premium.
On March 31, 2020, the Company entered into an At The Market ("ATM") Issuance Sales Agreement (the “Sales Agreement”) with B. Riley FBR, Inc., as agent, pursuant to which the Company could offer and sell, from time to time, through B. Riley FBR, ADSs having an aggregate offering price of up to $35,000,000. In April 2020, the Company sold 242,646 ADS (970,584 ordinary shares) under this agreement, representing $1,613,116 of gross proceeds ($1.1 million of net proceeds taking into account all fees for putting in place the ATM program as well as the agent fees related to the ADSs sold). Accordingly, issued capital in the Condensed Consolidated Statement of Financial Position was increased by $21,114 recorded in share capital and by $1,592,002 recorded in share premium. On June 1, 2020, the Company terminated, effective June 5, 2020, the ATM agreement.

On February 18, 2019, the Company issued warrants to purchase 9,392,986 ordinary shares to a strategic investor for a total subscription price of $8,360,000. The warrants are exercisable upon 61 days' notice to Sequans at an exercise price of €0.02 per share (€0.08 per ADS). The warrants expire 15 years from the issuance date. Upon issuance of the warrants, $8,360,000 was recorded in share premium in the Consolidated Statement of Financial Position.